SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                 April 23, 1998



                             REPAP ENTERPRISES INC.
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               (Exact Name of Registrant as Specified in Charter)




           CANADA                  NO. 0-16289                NO. 98-0178526
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(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)



         300 ATLANTIC STREET
         STAMFORD, CONNECTICUT                                      06901
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (203) 964-6160


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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On April 23, 1998 the registrant reported results for the first quarter ended March 31, 1998. Repap also announced a major recapitalization program aimed at extending debt maturities, increasing financial flexibility and streamlining the corporate structure. The program, which is expected to be completed in the first half of 1998, includes the following elements:

1. A commitment by Enron Capital & Trade Resources Corp. ("ECT"), a subsidiary of Enron Corp., to make a private investment of US$45 million in new 6% Convertible Subordinated Debentures due 2005 convertible into Repap common stock at the Repap Enterprises (holding company) level.

2. In connection with ECT's investment, Repap and ECT will enter into a five-year Energy Advisory Services Agreement and, in addition, into a Pulp and Paper Price Risk Management Program.

3. Repap also intends to pursue a refinancing of Repap New Brunswick's outstanding US$150 million First Priority Senior Secured Floating Rate Notes and US$150 million First Priority Fixed Senior Secured Rate Notes, each maturing in 2000. In connection with the refinancing, Repap expects that it will conduct a tender offer and consent solicitation for the First Priority Notes that will be managed by Credit Suisse First Boston. This refinancing is expected to be funded by a private placement of two series of Notes similar to the Notes being repaid but with a maturity date of 2004, thereby increasing financial flexibility. The timing and terms of the refinancing are subject to market conditions and other factors.

4. Finally, Repap will amalgamate its public holding company, Repap Enterprises Inc. with its wholly-owned subsidiary, Repap New Brunswick Inc. which is expected to become effective January 1, 1999.






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



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

Exhibit
  No.              Description
-------            -----------

99.1               Press Release, dated 4/23/98.
















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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        REPAP ENTERPRISES INC.




Date:  April 28, 1997                   By: /s/ TERRY W. MCBRIDE
                                           ------------------------------------
                                           Name: Terry W. McBride
                                           Title: Vice President, General
                                                  Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit
  No.              Description
-------            -----------

99.1               Press Release, dated 4/23/98.